UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2018
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Quantum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-13449	94-2665054
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

224 Airport Parkway, Suite 550, San Jose, California (Address of principal executive offices)	95110 (Zip Code)
(408) 944-4000 (Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 16, 2018, Quantum Corporation (the “Company”) issued a press release reporting that the New York Stock Exchange (“NYSE”) had notified the Company that it is not in compliance with the NYSE’s continued listing standard because the Company has not timely filed a Form 10-Q for its fiscal third quarter 2018.

The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 3.01.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated February 16, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2018	QUANTUM CORPORATION (Registrant)

	By:	/s/ Shawn D. Hall
	Name:	Shawn D. Hall
	Title:	Senior Vice President, General Counsel and Secretary